                                                                    EXHIBIT 24.1

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Peter E. Thauer as his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Cambrex Corporation, relating to the Common Stock issued by Cambrex Corporation (the "Registration Statement"), and any or all amendments or post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could in person, hereby ratify and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated: April 7, 1995

                                                /s/ CYRIL C. BALDWIN, JR.
                                                -------------------------------
                                                Cyril C. Baldwin, Jr.
                                                Chairman of the Board

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Peter E. Thauer as his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Cambrex Corporation, relating to the Common Stock issued by Cambrex Corporation (the "Registration Statement"), and any or all amendments or post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could in person, hereby ratify and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated: May 8, 1995

                                                /s/ FRANCIS X. DWYER
                                                -------------------------------
                                                Francis X. Dwyer
                                                Director

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Peter E. Thauer as his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Cambrex Corporation, relating to the Common Stock issued by Cambrex Corporation (the "Registration Statement"), and any or all amendments or post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could in person, hereby ratify and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated: May 8, 1995

                                                /s/ GEORGE J.W. GOODMAN
                                                -------------------------------
                                                George J.W. Goodman
                                                Director

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Peter E. Thauer as his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Cambrex Corporation, relating to the Common Stock issued by Cambrex Corporation (the "Registration Statement"), and any or all amendments or post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could in person, hereby ratify and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated: May 2, 1995

                                                /s/ KATHRYN RUDIE HARRIGAN
                                                -------------------------------
                                                Kathryn Rudie Harrigan
                                                Director

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Peter E. Thauer as his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Cambrex Corporation, relating to the Common Stock issued by Cambrex Corporation (the "Registration Statement"), and any or all amendments or post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could in person, hereby ratify and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated: May 8, 1995

                                                /s/ LEON J. HENDRIX, JR.
                                                -------------------------------
                                                Leon J. Hendrix, Jr.
                                                Director

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Peter E. Thauer as his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Cambrex Corporation, relating to the Common Stock issued by Cambrex Corporation (the "Registration Statement"), and any or all amendments or post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could in person, hereby ratify and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated: May 8, 1995

                                                /s/ ILAN KAUFTHAL
                                                -------------------------------
                                                Ilan Kaufthal
                                                Director

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Peter E. Thauer as his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Cambrex Corporation, relating to the Common Stock issued by Cambrex Corporation (the "Registration Statement"), and any or all amendments or post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could in person, hereby ratify and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated: May 8, 1995

                                                /s/ ROBERT LEBUHN
                                                -------------------------------
                                                Robert LeBuhn
                                                Director

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Peter E. Thauer as his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Cambrex Corporation, relating to the Common Stock issued by Cambrex Corporation (the "Registration Statement"), and any or all amendments or post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could in person, hereby ratify and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated: May 8, 1995

                                                /s/ DEAN P. PHYPERS
                                                -------------------------------
                                                Dean P. Phypers
                                                Director

                                                                    EXHIBIT 24.1

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Peter E. Thauer as his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Cambrex Corporation, relating to the Common Stock issued by Cambrex Corporation (the "Registration Statement"), and any or all amendments or post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could in person, hereby ratify and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated: May 8, 1995

                                                /s/ ROSINA B. DIXON
                                                -------------------------------
                                                Rosina B. Dixon